Exhibit 99.2

Fourth Quarter and Full Year 2019 Results 2020 Guidance FRED LAMPROPOULOS Chairman & CEO Raul Parra CFO

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS This presentation and any accompanying management commentary include “forward-looking statements,” as defined within applicable securities laws and regulations. All statements in this presentation, other than statements of historical fact, are “forward-looking statements”, including without limitation statements regarding Merit's forecasted plans, net sales, net income (GAAP and non-GAAP), gross and operating margin (GAAP and non-GAAP), earnings per share (GAAP and non-GAAP) effective tax rate and other financial results, anticipated or completed acquisitions, the introduction of new products, the potential impact of the ongoing coronavirus outbreak, consolidation of Merit’s facilities or other expense reduction initiatives or the consequences of existing or future regulatory approvals. All forward-looking statements, including financial projections, included in this presentation are made as of the date of this presentation, and are based on information available to Merit as of such date. Merit assumes no obligation to update or disclose revisions to any forward-looking statement, except as required by law or regulation. In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “will,” “likely,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “projects,” ”forecast,” “potential,” “plan,” or other comparable terminology. Forward-looking statements are based on Merit’s current beliefs, expectations and assumptions regarding its business, domestic and global economies, regulatory and competitive environments and other conditions. There can be no assurance that such beliefs, expectations or assumptions or any forward-looking statement will prove to be correct. Actual results will likely differ, and may differ materially, from those projected or assumed in the forward-looking statements. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results, and Merit assumes no obligation to update or disclose revisions to those estimates. Merit’s future financial and operating results and condition, as well as any forward-looking statements, are subject to inherent risks and uncertainties such as those described in its Annual Report on Form 10-K for the year ended December 31, 2018 (the “Annual Report”) and other filings with the U.S. Securities and Exchange Commission. Such risks and uncertainties include inherent risks and uncertainties relating to Merit’s internal models or the projections in this presentation; risks relating to Merit’s potential inability to successfully manage growth through acquisitions generally, including the inability to effectively integrate acquired operations or products or commercialize technology acquired through completed, proposed or future transactions; expenditures relating to research, development, testing and regulatory approval or clearance of Merit’s products and risks that such products may not be developed successfully or approved for commercial use; governmental scrutiny and regulation of the medical device industry, including governmental inquiries, investigations and proceedings involving Merit; litigation and other judicial proceedings affecting Merit; restrictions on Merit’s liquidity or business operations resulting from its debt agreements; infringement of Merit’s technology or the assertion that Merit’s technology infringes the rights of other parties; actions of activist shareholders, including a potential proxy contest; product recalls and product liability claims; changes in customer purchasing patterns or the mix of products Merit sells; risks and uncertainties associated with Merit’s information technology systems, including the potential for breaches of security and evolving regulations regarding privacy and data protection; the potential of fines, penalties or other adverse consequences if Merit’s employees or agents violate the U.S. Foreign Corrupt Practices Act or other laws or regulations; laws and regulations targeting fraud and abuse in the healthcare industry; potential for significant adverse changes in governing regulations, including reforms to the procedures for approval or clearance of Merit’s products by the U.S. Food & Drug Administration or comparable regulatory authorities in other jurisdictions; changes in tax laws and regulations in the United States or other countries; increases in the prices of commodity components; negative changes in economic and industry conditions in the United States or other countries; termination or interruption of relationships with Merit’s suppliers, or failure of such suppliers to perform; fluctuations in exchange rates; uncertainties relating to the LIBOR calculation method and the expected discontinuation of LIBOR; concentration of a substantial portion of Merit’s revenues among a few products and procedures; development of new products and technology that could render Merit’s existing products obsolete; market acceptance of new products; volatility in the market price of Merit’s common stock; modification or limitation of governmental or private insurance reimbursement policies; changes in healthcare policies or markets related to healthcare reform initiatives; failure to comply with applicable environmental laws; changes in key personnel; work stoppage or transportation risks; introduction of products in a timely fashion; price and product competition; availability of labor and materials; fluctuations in and obsolescence of inventory; and other factors referred to in the Annual Report and other materials filed with the Securities and Exchange Commission. All subsequent forward-looking statements attributable to Merit or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Actual results will likely differ, and may differ materially, from anticipated results. Financial estimates are subject to change and are not intended to be relied upon as predictions of future results, and Merit assumes no obligation to update or disclose revisions to those estimates.

NON-GAAP FINANCIAL MEASURES Although Merit’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), Merit’s management believes that certain non-GAAP financial measures provide investors with useful information regarding the underlying business trends and performance of Merit’s ongoing operations and can be useful for period- over-period comparisons of such operations. Certain financial measures included in this presentation, or which may be referenced in management’s discussion of Merit’s historical and future operations and financial results, have not been calculated in accordance with GAAP, and, therefore, are referenced as non-GAAP financial measures. Readers should consider non-GAAP measures used in this presentation in addition to, not as a substitute for, financial reporting measures prepared in accordance with GAAP. These non-GAAP financial measures generally exclude some, but not all, items that may affect Merit's net income. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. Additionally, non- GAAP financial measures used in this presentation may not be comparable with similarly titled measures of other companies. Merit urges investors and potential investors to review the reconciliations of its non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate Merit’s business or results of operations. Please refer to “Notes to Non-GAAP Financial Measures” at the end of these materials for more information. TRADEMARKS Unless noted otherwise, trademarks used in this presentation are the property of Merit Medical Systems, Inc., in the United States and other jurisdictions. 3

Merit Medical Systems at a Glance 4 PROVEN INTERNATIONAL SCALE AND GROWTH NIMBLE & POSITIONED FOR CONTINUED GROWTH DIVERSIFIED PORTFOLIO AND MANUFACTURING FOOTPRINT $995M ~ 6,400 Employees ~ 300 Sales Reps Manufacturing facilities > 1.3M Sq. Ft. 66% 34% 58% 42% Proprietary Disposable Medical Product Categories 2009 Total Revenue ~17% International Sales CAGR $257M 2019 Total Revenue $995M R&D Facilities Globally ~200 12 Customers Worldwide >13,000 OUS U.S. 2019 Revenue ~14% 10-Year CAGR ~$600M Capital Deployed in M&A over Last 5 Years 7

Merit’s Investment Highlights Leading disposable medical product solutions provider across all of our target end markets Robust innovation engine driving substantial portfolio expansion and product growth Consistent M&A track record to complement organic growth in our focused clinical end markets Dedicated commercial engine of ~300 direct reps and distributor relationships in over 120 countries Global manufacturing across 8 countries and 5 continents with capacity to support long-term growth Sustained growth and margin expansion fueled by significant operating efficiency and process improvement opportunities 5

Multiple Drivers of Sustainable Growth Domestic Market International Markets Innovation Expand Served Markets Opportunistic M&A ▪ Driven by our long history of R&D ▪ Several recent product launches ▪ Product line extensions and innovations ▪ Opportunistic acquisitions ▪ Distribution deals Distributor to Direct Infrastructure ▪ Selectively choosing to increase number of direct markets ▪ Continued emphasis on global expansion and scaling global infrastructure Bringing new technologies to market through innovation and acquisition Global expansion through development and leverage of commercial footprint 6

Key Merit Medical Updates ▪ Several key product regulatory approvals: – SwiftNINJA® Steerable Microcatheter (China) – InQwire® Amplatz Guide Wire (China) – Merit SureCross® Support Catheter (China) – CE mark for Cianna Scout® Surgical Guidance System (Europe) – De Novo classification order for Surfacer® Inside-Out® Access Catheter System by BlueGrass Vascular (US) ▪ $6-10 million annualized cost savings: 14 product line transfers to Tijuana, Mexico and Pearland, Texas and four site consolidations • Executive compensation tied to free cashflow and performance relative to Russell 2000 • Consulting with external firm to improve link between company performance and corporate-wide employee compensation, in line with executives • Better investor visibility with new revenue reporting alignment in 2020 • SKU and product line optimization • Enhanced investor section of website 7

FY20 Revenue Reporting Changes Merit is providing new revenue reporting alignment beginning in 2020 to provide better visibility to investors Prior Reporting Cardiovascular – CRM / EP – Stand-Alone Devices – Cianna Medical – Custom Kits and Procedure Trays – Inflation Devices – Catheters – Embolization Devices Endoscopy – Endoscopy Devices New Reporting Cardiac Intervention Peripheral Intervention Custom Procedural Solutions OEM Endoscopy 8

Financial Summary GAAP Q4 2019 Q4 2018 FY 2019 FY 2018 Revenues $257.9M $233.2M $994.9M $882.8M Gross Margin 43.3% 44.9% 43.5% 44.7% Operating Margin (1.3%) 5.9% 1.6% 6.6% Net Income (Loss) ($4.2M) $9.2M $5.5M $42.0M EPS ($0.08) $0.16 $0.10 $0.78 9

Q4 2019 Q4 2018 FY 2019 FY 2018 Revenues (Core Constant Currency)† $253.2M $233.2M $954.3M $882.8M Gross Margin 48.3% 49.4% 48.6% 48.9% Operating Margin 12.7% 14.2% 11.8% 13.6% Net Income $22.1M $27.0M $82.1M $91.3M EPS $0.40 $0.48 $1.46 $1.69 Financial Summary Non-GAAP* * See "Notes to Non-GAAP Financial Measures" below for full definition of all Non-GAAP measures † Non-GAAP measure, representing net organic sales on a constant currency basis 10

United States 57.9% International 24.6% EMEA 17.5% Revenue by Geography 11 2019 (YoY) Q4 2019 (QoQ) * Non-GAAP measure, representing net organic sales on a constant currency basis See "Notes to Non-GAAP Financial Measures" below for full definition of all Non-GAAP measures GAAP Non-GAAP Core Constant Currency* FULL YEAR 2019 REVENUE BREAKDOWN REVENUE GROWTH Non-GAAP 26.2% Non-GAAP 18.7% Non-GAAP 55.1%

2020 Guidance Financial Measure 2020 Guidance (Pre-Coronavirus) Net Sales $1,044 – $1,064 million Earnings Per Share (GAAP) $0.62 – $0.72 Operating Margin (GAAP) 6% – 7% Earnings Per Share (Non-GAAP) $1.58 – $1.68 Operating Margin (Non-GAAP) 13% – 14% Merit’s financial guidance for the year ending December 31, 2020 is subject to risks and uncertainties identified in Merit’s public filings 12 We expect a full quarter of coronavirus could result in an impact of $14M to $19M in net sales, and $0.08 to $0.12 in GAAP and Non-GAAP EPS in Q1 2020.

NOTES TO NON-GAAP FINANCIAL MEASURES For additional details, please see the accompanying press release and forward-looking statement disclosure. These presentation materials and associated commentary from Merit’s management, as well as the press release issued today, use non-GAAP financial measures, including: • constant currency revenue, • core revenue, • core revenue on a constant currency basis, • non-GAAP gross margin, • non-GAAP operating margin, • non-GAAP net income, and • non-GAAP earnings per share. Merit’s management team uses these non-GAAP financial measures to evaluate Merit’s profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of its operating segments, and to measure and allocate financial resources internally. However, Merit’s management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. Readers should consider non-GAAP measures used in this release in addition to, not as a substitute for, financial reporting measures prepared in accordance with GAAP. These non-GAAP financial measures generally exclude some, but not all, items that may affect Merit's net income. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. Merit believes it is useful to exclude such items in the calculation of non-GAAP earnings per share, non-GAAP gross margin and non-GAAP net income (in each case, as further illustrated in the reconciliation tables below) because such amounts in any specific period may not directly correlate to the underlying performance of Merit’s business operations and can vary significantly between periods as a result of factors such as new acquisitions, non-cash expenses related to amortization or write-off of previously acquired tangible and intangible assets, severance expenses, expenses resulting from non-ordinary course litigation, governmental proceedings or changes in tax or industry regulations, and debt issuance costs. Merit may incur similar types of expenses in the future, and the non-GAAP financial information included in this release should not be viewed as a statement or indication that these types of expenses will not recur. Additionally, the non-GAAP financial measures used in this release may not be comparable with similarly titled measures of other companies. Merit urges investors and potential investors to review the reconciliations of its non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate Merit’s business or results of operations. 13

NOTES TO NON-GAAP FINANCIAL MEASURES (cont.) Constant Currency Revenue Merit’s revenue on a constant currency basis is prepared by translating the current-period reported revenue of subsidiaries whose functional currency is other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. The constant currency revenue adjustments of $1.7 million and $13.5 million for the three and twelve-month periods ended December 31, 2019, respectively, were calculated using the applicable average foreign exchange rates for the three and twelve-month periods ended December 31, 2018, respectively. Core Revenue and Core Revenue on a Constant Currency Basis Merit’s core revenue is defined (a) with respect to prior fiscal year periods, as GAAP revenue, and (b) with respect to current fiscal year periods, as GAAP revenue, less revenue from certain acquisitions and strategic transactions. For the three and twelve-month periods ended December 31, 2019, Merit’s core revenue excludes revenues attributable to (i) the acquisition of (1) certain divested assets of Becton, Dickinson and Company in February 2018 (excluded January 2019 only), (2) the assets of DirectACCESS Medical, LLC in May 2018 (excluded through April 2019 only), (3) Cianna Medical, Inc. in November 2018 (excluded through October 2019 only), (4) the assets of Vascular Insights, LLC in December 2018 (excluded through November 2019 only), (5) Brightwater Medical, Inc. in June 2019, and (6) Fibrovein Holdings Limited in August 2019 and (ii) distribution arrangements executed with NinePoint Medical, Inc. in April 2018 (excluded through April 2019 only) and QXMedical, LLC in May 2018 (excluded through May 2019 only). Core revenue on a constant currency basis is defined as core revenue (as described in the first sentence of this paragraph) adjusted to eliminate the foreign exchange impact related to those core revenues for the relevant period, using the applicable average foreign exchange rates in effect for the comparable prior-year periods presented. Non-GAAP Gross Margin Non-GAAP gross margin is calculated by reducing GAAP cost of sales by amounts recorded for amortization of intangible assets and inventory mark-up related to acquisitions. Non-GAAP Operating Margin Non-GAAP operating margin is calculated by adjusting GAAP operating income (loss) for certain items which are deemed by Merit’s management to be outside of core operations and vary in amount and frequency among periods, such as expenses related to new acquisitions, non-cash expenses related to amortization or write-off of previously acquired tangible and intangible assets, severance expenses, expenses resulting from non-ordinary course litigation, governmental proceedings or changes in industry regulations, as well as other items set forth in the tables below. Non-GAAP Net Income Non-GAAP net income is calculated by adjusting GAAP net income (loss) for the items set forth in the definition of non-GAAP operating margin above, as wells as for expenses related to debt issuance costs and changes in tax regulations, as well as other items set forth in the tables below. Non-GAAP EPS Non-GAAP EPS is defined as non-GAAP net income divided by the diluted shares outstanding for the corresponding period. Other Non-GAAP Financial Measure Reconciliation The following tables set forth supplemental financial data and corresponding reconciliations of non-GAAP net income and non-GAAP earnings per share to Merit’s net income and earnings per share prepared in accordance with GAAP, in each case, for the three and twelve-month periods ended December 31, 2019 and 2018.The non-GAAP income adjustments referenced in the following tables do not reflect stock-based compensation expense of approximately $2.5 million and $1.6 million for the three-month periods ended December 31, 2019 and 2018, respectively, and approximately $9.4 million and $6.1 million for the twelve-month periods ended December 31, 2019 and 2018, respectively. 14

GAAP net income (loss) $ (7,962) $ 3,757 $ (4,205) $ (0.08) $ 12,210 $ (3,022) $ 9,188 $ 0.16 Non-GAAP adjustments: Cost of Sales Amortization of intangibles 12,825 (3,285) 9,540 0.17 9,245 (2,365) 6,880 0.13 Inventory mark-up related to acquisitions 183 (47) 136 0.00 1,255 (323) 932 0.02 Operating expenses Severance 1,420 (369) 1,051 0.02 440 (114) 326 0.01 Acquisition-related (b) 600 (154) 446 0.01 4,465 (876) 3,589 0.06 Medical Device Regulation expenses (c) 366 (47) 319 0.01 — — — — Fair value adjustments to contingent consideration (d) (3,805) (702) (4,507) (0.08) (256) 68 (188) 0.00 Acquired in-process research and development — — — — 263 (67) 196 0.00 Impairment and other charges (e) 20,508 (5,279) 15,229 0.27 70 (18) 52 0.00 Amortization of intangibles 2,675 229 2,904 0.06 2,574 (679) 1,895 0.03 Special legal expense (f) 1,468 (378) 1,090 0.02 1,363 (351) 1,012 0.02 Other (Income) Expense Amortization of long-term debt issuance costs 151 (39) 112 0.00 201 (52) 149 0.00 Tax expense related to tax reform (h) — — — — — 3,005 3,005 0.05 Non-GAAP net income $ 28,429 $ (6,314) $ 22,115 $ 0.40 $ 31,830 $ (4,794) $ 27,036 $ 0.48 Diluted shares (g) 55,761 56,514 Three Months Ended Three Months Ended December 31, 2019 December 31, 2018 After-Tax Per Share Impact Pre-Tax Tax Impact (a) After-Tax Per Share Impact Pre-Tax Tax Impact (a) 15 Reconciliation of GAAP Net Income to Non-GAAP Net Income (Unaudited, in thousands except per share amounts)

GAAP net income $ 2,193 $ 3,258 $ 5,451 $ 0.10 $ 49,519 $ (7,502) $ 42,017 $ 0.78 Non-GAAP adjustments: Cost of Sales Amortization of intangibles 49,707 (12,730) 36,977 0.66 31,795 (8,123) 23,672 0.43 Inventory mark-up related to acquisitions 1,122 (289) 833 0.01 5,233 (1,347) 3,886 0.07 Operating expenses Severance 4,963 (1,281) 3,682 0.06 920 (205) 715 0.01 Acquisition-related (b) 3,497 (743) 2,754 0.05 7,584 (1,679) 5,905 0.11 Medical Device Regulation expenses (c) 562 (98) 464 0.01 — — — — Fair value adjustments to contingent consideration (d) (232) (47) (279) 0.00 (698) (21) (719) (0.01) Acquired in-process research and development 525 (135) 390 0.01 644 (166) 478 0.01 Impairment and other charges (e) 24,587 (6,329) 18,258 0.32 813 (209) 604 0.01 Amortization of intangibles 10,964 (2,884) 8,080 0.14 9,438 (2,503) 6,935 0.12 Special legal expense (f) 6,508 (1,675) 4,833 0.09 5,645 (1,453) 4,192 0.08 Other (Income) Expense Amortization of long-term debt issuance costs 821 (211) 610 0.01 804 (207) 597 0.01 Tax expense related to tax reform (h) — — — — — 3,005 3,005 0.06 Tax expense related to restructuring (i) — 93 93 0.00 — — — — Non-GAAP net income $ 105,217 $ (23,071) $ 82,146 $ 1.46 $ 111,697 $ (20,410) $ 91,287 $ 1.69 Diluted shares 56,235 53,931 Year Ended Year Ended December 31, 2019 December 31, 2018 After-Tax Per Share Impact Pre-Tax Tax Impact (a) After-Tax Per Share Impact Pre-Tax Tax Impact (a) 16 Reconciliation of GAAP Net Income to Non-GAAP Net Income (Unaudited, in thousands except per share amounts)

Net Sales as Reported $ 257,922 $ 233,249 $ 994,852 $ 882,753 GAAP Operating income (loss) (3,409) (1.3) % 13,661 5.9% 15,434 1.6% 58,617 6.6 % Cost of Sales Amortization of intangibles 12,825 5.0% 9,245 4.0% 49,707 5.0% 31,795 3.6 % Inventory mark-up related to acquisitions 183 0.1% 1,255 0.5% 1,122 0.1% 5,233 0.6 % Operating Expenses Severance 1,420 0.6% 440 0.2% 4,963 0.5% 920 0.1 % Acquisition-related (b) 600 0.2% 4,465 1.9% 3,497 0.4% 7,584 0.9 % Medical Device Regulation expenses (c) 366 0.1%- - 562 0.1%- - Fair value adjustment to contingent consideration (d) (3,805) (1.5) %(256) (0.1) %(232) (0.0) %(698) (0.1) % Acquired in-process research & development - - 263 0.1% 525 0.1% 644 0.1 % Impairment and other charges (e) 20,508 8.0% 70 0.0% 24,587 2.5% 813 0.1 % Amortization of intangibles 2,675 1.0% 2,574 1.1% 10,964 1.1% 9,438 1.1 % Special legal expense (f) 1,468 0.6% 1,363 0.6% 6,508 0.7% 5,645 0.6 % Non-GAAP Operating Income $ 32,831 12.7% $ 33,080 14.2% $ 117,637 11.8% $ 119,991 13.6 % December 31, 2019 December 31, 2018 December 31, 2019 December 31, 2018 Three Months Ended Three Months Ended Year Ended Year Ended % Sales Amounts % Sales Amounts % Sales Amounts % Sales Amounts 17 Reconciliation of GAAP Operating Income to Non-GAAP Operating Income (Unaudited, in thousands except per share amounts)

(a) Reflects the tax effect associated with pre-tax income and the non-GAAP adjustments. (b) Represents transaction costs and certain integration costs, including travel, related to acquisitions. (c) Represents incremental expenses incurred to comply with the Medical Device Regulation (MDR) in Europe. (d) Represents changes in the fair value of contingent consideration liabilities and contingent receivables as a result of acquisitions. (e) Represents impairment charges related to abandoned patents, other long-term assets, certain acquired intangible assets, and in 2019 the option to purchase NinePoint and the outstanding loan balance to NinePoint. (f) Costs incurred in responding to an inquiry from the U.S. Department of Justice. (g) For the three months ended December 31, 2019 the non-GAAP net income per diluted share calculation includes 551 shares that were excluded from the GAAP net income per diluted share calculation. (h) Net tax impact related to the enactment of the Tax Cuts and Jobs Act. (i) Net tax expense related to non-recurring tax withholdings in connection with restructuring of certain international subsidiaries. 18 Footnotes to Reconciliations of GAAP Net Income to Non-GAAP Net Income and GAAP Operating Income to Non-GAAP Operating Income

% Change % Change Reported Revenue 10.6% $ 257,922 $ 233,249 12.7% $ 994,852 $ 882,753 Add: Impact of foreign exchange (a) 1,694 — 13,521 — Constant Currency Revenue 11.3% $ 259,616 $ 233,249 14.2% $ 1,008,373 $ 882,753 % Change % Change Reported Revenue 10.6% $ 257,922 $ 233,249 12.7% $ 994,852 $ 882,753 Less: Revenue from certain acquisitions (b) (6,439) — (54,103) — Core Revenue 7.8% $ 251,483 $ 233,249 6.6% $ 940,749 $ 882,753 Add: Impact of foreign exchange (a) 1,694 — 13,521 — Core Revenue on a Constant Currency Basis 8.5% $ 253,177 $ 233,249 8.1% $ 954,270 $ 882,753 December 31, December 31, 2019 2018 2019 2018 2019 2018 2019 2018 Three Months Ended Year Ended December 31, December 31, Reconciliation of Reported Revenue to Core Revenue (Non-GAAP), Constant Currency Revenue (Non-GAAP), and Core Revenue on a Constant Currency Basis (Non-GAAP) (Unaudited; in thousands except percentages) Three Months Ended Year Ended (a) The constant currency revenue adjustment of $1.7 million and $13.5 million to reported revenue and to core revenue, for the three and twelve months ended December 31, 2019, respectively, were calculated using the applicable average foreign exchange rates for the three and twelve months ended December 31, 2019. (b) Merit’s core revenue is defined (a) with respect to prior fiscal year periods, as GAAP revenue, and (b) with respect to current fiscal year periods, as GAAP revenue, less revenue from certain acquisitions and strategic transactions. For the three and twelve-month periods ended December 31, 2019, Merit’s core revenue excludes revenues attributable to (i) the acquisition of (1) certain divested assets of Becton, Dickinson and Company in February 2018 (excluded January 2019 only), (2) the assets of DirectACCESS Medical, LLC in May 2018 (excluded through April 2019 only), (3) Cianna Medical, Inc. in November 2018 (excluded through October 2019 only), (4) the assets of Vascular Insights, LLC in December 2018 (excluded through November 2019 only), (5) Brightwater Medical, Inc. in June 2019, and (6) Fibrovein Holdings Limited in August 2019 and (ii) distribution arrangements executed with NinePoint Medical, Inc. in April 2018 (excluded through April 2019 only) and QXMedical, LLC in May 2018 (excluded through May 2019 only). Core revenue on a constant currency basis is defined as core revenue (as described in the first sentence of this paragraph) adjusted to eliminate the foreign exchange impact related to those core revenues for the relevant period, using the applicable average foreign exchange rates in effect for the comparable prior-year periods presented. 19 Reconciliation of Reported Revenue to Core Revenue (Non-GAAP), Constant Currency Revenue (Non-GAAP), and Core Revenue on a Constant Currency Basis (Non-GAAP) (Unaudited, in thousands except per share amounts)

20 Reconciliation of Reported Gross Margin to Non-GAAP Gross Margin (Unaudited, in thousands except per share amounts) 2019 2018 2019 2018 Reported Gross Margin 43.3% 44.9% 43.5% 44.7 % Add back impact of: Amortization of intangibles 5.0% 4.0% 5.0% 3.6 % Inventory mark-up related to acquisitions 0.0% 0.5% 0.1% 0.6 % Non-GAAP Gross Margin 48.3% 49.4% 48.6% 48.9 % Three Months Ended Year Ended December 31, December 31,